2Q 2023 EARNINGS PRESENTATION August 9, 2023 Nasdaq: LNZA A Carbon Recycling Company ©2023 LanzaTech Inc. All rights reserved.

Forward Looking Statements These slides and any accompanying oral presentation contain forward-looking statements. All statements, other than statements of historical fact, included in these slides and any accompanying oral presentation are forward-looking statements reflecting management’s current beliefs and expectations. In some cases, you can identify forward-looking statements by terminology such as “will,” “anticipate,” “expect,” “believe,” “intend” and “should” or the negative of these terms or other comparable terminology. Forward-looking statements in these slides and any accompanying oral presentation include, but are not limited to, statements about estimates and forecasts of other financial and performance metrics and projections of market opportunity, expectations and timing related to the rollout of our business and timing of deployments, customer growth and other business milestones. These statements are based on various assumptions, whether or not identified in this presentation, and on the current expectations of our management and are not predictions of actual performance. These statements relate to future events or to our future financial performance and involve known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by these forward-looking statements. The potential risks and uncertainties that could cause actual results to differ from the results predicted include, among others, those risks and uncertainties included under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our Form 10-Q filed with the Securities and Exchange Commission and subsequent annual reports, quarterly reports and other filings made with the Securities and Exchange Commission from time to time. Any forward-looking statements contained herein are based on assumptions that we believe to be reasonable as of the date hereof. Except as required by law, we assume no obligation to update these forward-looking statements, even if new information becomes available in the future. This presentation includes data obtained from third-party studies and internal company surveys prepared for other purposes. The company has not independently verified the data obtained from these sources. Forward-looking information obtained from these sources is subject to the same qualification and the additional uncertainties regarding the other forward-looking statements in this presentation. This presentation contains trademarks, service marks, trade names, and copyrights of ours and of other companies, which are the property of their respective owners. The use or display of third parties’ trademarks, service marks, trade name or products in this presentation is not intended to, and does not imply, a relationship with us, or an endorsement or sponsorship by or of LanzaTech. Solely for convenience, the trademarks, service marks and trade names referred to in this presentation may appear with the TM or SM symbols, but such references are not intended to indicate, in any way, that LanzaTech will not assert, to the fullest extent permitted under applicable law, their rights or the right of the applicable licensor to these trademarks, service marks and trade names. DISCLAIMER 2

Financial Information; Non-GAAP Financial Measures To supplement our financial statements presented in accordance with US GAAP and to provide investors with additional information regarding our financial results, we have presented adjusted EBITDA, a non-GAAP financial measure. Adjusted EBITDA is not based on any standardized methodology prescribed by US GAAP and is not necessarily comparable to similarly titled measures presented by other companies. We define adjusted EBITDA as our net loss, excluding the impact of depreciation, interest income, net, stockbased compensation, change in fair value of warrant liabilities, change in fair value of SAFE liabilities, change in fair value of the prepaid forward contract derivative and Fixed Maturity Consideration, transaction costs on issuance of Forward Purchase Agreement, (gain) loss from equity method investees and other one-time costs related to the Business Combination and initial securities registration. We monitor and have presented in this Quarterly Report adjusted EBITDA because it is a key measure used by our management and the Board to understand and evaluate our operating performance, to establish budgets, and to develop operational goals for managing our business. We believe adjusted EBITDA helps identify underlying trends in our business that could otherwise be masked by the effect of certain expenses that we include in net loss. Accordingly, we believe adjusted EBITDA provides useful information to investors, analysts, and others in understanding and evaluating our operating results and enhancing the overall understanding of our past performance and future prospects. Adjusted EBITDA is not prepared in accordance with US GAAP and should not be considered in isolation of, or as an alternative to, measures prepared in accordance with US GAAP. There are a number of limitations related to the use of adjusted EBITDA rather than net loss, which is the most directly comparable financial measure calculated and presented in accordance with US GAAP. For example, adjusted EBITDA: (i) excludes stock-based compensation expense because it is a significant non-cash expense that is not directly related to our operating performance; (ii) excludes depreciation expense and, although this is a non-cash expense, the assets being depreciated and amortized may have to be replaced in the future; (iii) excludes gain or losses on equity method investee; and (iv) excludes certain income or expense items that do not provide a comparable measure of our business performance. In addition, the expenses and other items that we exclude in our calculations of adjusted EBITDA may differ from the expenses and other items, if any, that other companies may exclude from adjusted EBITDA when they report their operating results. In addition, other companies may use other measures to evaluate their performance, all of which could reduce the usefulness of our non-GAAP financial measures as tools for comparison. For the three months ended March 31, 2023, the Company did not exclude from Adjusted EBITDA certain one-time costs related to the Business Combination and initial securities registration that occurred during the period. This represents costs incurred related to the Business Combination that do not meet the direct and incremental criteria per SEC Staff Accounting Bulletin Topic 5.A to be charged against the gross proceeds of the transaction, but they are not expected to recur in the future, as well as costs incurred subsequent to deal close related to our initial securities registration. To conform with the adjusted EBITDA measure as described above, and provide a more useful view of the Company’s operating performance, the Company determined that these costs should be excluded from the adjusted EBITDA measure for the period in which they occurred. The Company does not provide a reconciliation of forward-looking non-GAAP financial measures to the most comparable U.S. GAAP financial measures on a forward-looking basis because the Company is unable to predict with reasonable certainty the ultimate outcome of pending litigation, unusual gains and losses, foreign currency exchange gains or losses and potential future asset impairments, as well as discrete taxable events, without unreasonable effort. These items are uncertain, depend on various factors, and could have a material impact on U.S. GAAP results for the guidance period. DISCLAIMER 3

4 Biorefining: CCT Plants AGENDA / TABLE OF CONTENTS Sections Presenters • 2023 execution priorities. . . . . . . . . . . . . . . . . . . . . . . . . . Jennifer Holmgren, CEO • Global production update. . . . . . . . . . . . . . . . . . . . . . . . Jennifer Holmgren, CEO • Commercial growth. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Jennifer Holmgren, CEO • Overview of 2Q 2023 financial results. . . . . . . . . . . . . Geoff Trukenbrod, CFO • Forecasting our business. . . . . . . . . . . . . . . . . . . . . . . . . Geoff Trukenbrod, CFO • Appendix: Additional financial information Nasdaq: LNZA

2023 EXECUTION PRIORITIES

	Priority	Q2 2023 STATUS	
1	SAFETY FIRST Zero lost time injuries	Green	
2	GLOBAL PRODUCTION Grow total installed nameplate capacity by ~100% to enable >300 KTA of waste-based ethanol Commercial operations across multiple feedstocks & geographies including China, Europe, and India	Green	
3	COMMERCIAL GROWTH Meet revenue guidance of $80M-$120M	Yellow	Tighten 2023 revenue range to $80M-$100M
4	ADJUSTED EBITDA Reduce 2023 adjusted EBITDA loss y/y by 10-20%: 2023E adjusted EBITDA guidance of $(65)M-$(55)M Pathway to adjusted EBITDA positive by the end of 2024	Yellow	Update 2023 adjusted EBITDA guidance to $(75)M-$(65)M On track for positive adjusted EBITDA by end of 2024
5	PROCESS COMPETITIVENESS Ongoing optimization of profit/ton of CO_2 abatement Demonstrate 1+ non-ethanol microbe at scale	Green	

LanzaTech

5

GLOBAL PRODUCTION UPDATE Nasdaq: LNZA

2023 EXPECTED GAS FERMENTATION PLANT START UPS 7 Project/Partner Carbon Source Actual or Anticipated Start Date Ethanol Production Volume (tons/year) CO2 Abated (tons/year) Location Shougang Steel JV Ferroalloy Off Gas 2Q 2023 60,000 ~120,000 China IndianOil Refinery Off Gas 3Q 2023 33,500 ~60,000 India ArcelorMittal Steel Off Gas 4Q 2023 64,000 ~125,000 Belgium TOTAL 157,500 Current installed nameplate capacity of 150,000 tons/year at 3 operating commercial facilities

2023 EXPECTED LANZAJET FREEDOM PINES FUELS PLANT COMPLETION 8 The 10MGPY Sustainable Aviation Fuel project – the LanzaJet Freedom Pines Fuels Project – remains on schedule to reach mechanical completion by end of 2023 and commence operations in early 2024

COMMERCIAL GROWTH Nasdaq: LNZA

STRONG PIPELINE THAT POSITIONS THE COMPANY FOR CONTINUED GROWTH AND SCALE

ACTIVE CUSTOMER BIOREFINING PROJECT PIPELINE[1]



60+
Active Engagements with Positive Technoeconomic Results
20+
Early-Stage Engineering
10
Advanced Engineering
4
Construction
5
Operating[2]
Several projects between these stages
2 projects moved into advanced engineering

From TEA to Construction Completion: ~24-36 months

Repeatability, modularization, and templatizing narrows the timeline, lowers costs, and allows for several opportunities to proceed concurrently

PROJECT DEVELOPMENT & PIPELINE STAGE GATES

Techno Economic Analysis (TEA)	• Customer under NDA • Detailed data provided by customer, informing key inputs for modeling, costing, and LCA analysis for the opportunity
Early-Stage Engineering	• Customer advances to paid feasibility study • Provides additional layer of project detail and scoping
Advanced Engineering	• Basic engineering package purchased allowing for detailed engineering and FEED work • LanzaTech works closely with EPC through detailed engineering process
Construction	• Construction commences, with LanzaTech involved • Customer purchases key proprietary componentry and equipment • LanzaTech provides startup services and operational training during commissioning and startup
Operating	• Project completes commissioning and enters full time operations • LanzaTech receives recurring revenue streams associated with licensing royalties, sales of microbes & media, and sales of software services • LanzaTech seeks to secure offtake from licensed plants for CarbonSmart™ supply

[1] Biorefining project pipeline as of August 1, 2023; [2] Includes 3 commercial scale operating plants in China, Suncor ERA in Canada, and Sekisui 1/10th in Japan. Suncor ERA and Sekisui 1/10th are demonstration-scale plants.

10

OVERVIEW OF 2Q 2023 FINANCIAL RESULTS Nasdaq: LNZA

$5.9 $9.7 $1.0 $1.0 $3.0 $2.2 $0 $2 $4 $6 $8 $10 $12 $14 Q2 2022 Q2 2023 OVERVIEW OF 2Q 2023 FINANCIAL RESULTS 12 Summary Financial Results¹ Commentary Revenue: ▪ Revenue up 31% YoY in 2Q 2023, primarily from sales of engineering services from existing customers indicating progression of projects through the pipeline Gross Profit: ▪ Gross margin of 16% in 2Q 2023. YoY decline due to impact of cost-share dynamics on Project Dragon, a UK government funded project Net Loss ▪ Net Loss of $(26.8) million driven by higher operating costs Cash ▪ Total cash and investments of $161.1 million. Quarterly cash burn impacted by $5.5 million of LanzaJet loan disbursement Three Months Ended June 30th Change (in millions) 2023 2022 2023 vs. 2022 Total Revenue $12.9 $9.9 $3.1 Cost of Revenues $(10.8) $(7.4) $(3.4) SG&A $(12.5) $(7.2) $(5.3) Net Loss $(26.8) $(15.9) $(10.9) Adjusted EBITDA $(23.8) $(17.9) $(5.9) June 2023 March 2023 Change Total Cash and Investments $161.1 $194.9 ($33.8) 2Q 2023 Disaggregated Revenue² ▪ Biorefining: CCT Plants revenue increased 64% YoY to $9.7 million driven by increases in engineering and other services revenue ▪ CarbonSmart™ performance remained stable YoY at $1 million. Anticipated planned campaigns in second half 2023 expected to drive full year CarbonSmart™ revenue ▪ Joint Development & Contract Research revenue declined approximately $1 million YoY to $2.2 million, due to contract milestone timings $9.9 $12.9 $ millions Biorefining: CCT Plants CarbonSmart™ Joint Development & Contract Research 1 ,2 Numbers may not add up due to rounding

FORECASTING OUR BUSINESS Nasdaq: LNZA

KEY FINANCIAL DRIVERS 14 Guiding principles to what drives our financials: ▪ Focus on years, not quarters – project development timelines are lengthy and subject to fluctuation ▪ Gross margin to grow over the medium and long term, particularly as revenue mix in Biorefining segment shifts to recurring revenue as more projects start up ▪ Consider our 3 business areas separately – Biorefining, CarbonSmart™, Joint Development & Contract Research Biorefining CarbonSmartTM Joint Development & Contract Research • Anchor on Basic Engineering Package (BEP) starts • Main stage gate prior to FID • Non-recurring revenues via project development stages (near-term) • Recurring revenues via project operating stage (outer years) • Expect significant growth as installed nameplate capacity grows • Forecast margin expansion over next several years as efficiencies are gained in the conversion processes • Expect continued, modest growth • Expect to maintain current margin profile • Smaller percentage of total mix over time due to faster growth in other business lines

BIOREFINING PROJECT STAGE GATES, PROBABILITIES, AND TIMELINE

BIOREFINING PROJECT OPPORTUNITY LIFECYCLE

Probability of Stage Advancement	Active Engagements with Positive Technoeconomic ("TEA") Results	Stage-Based Revenue	
50-60%	Early-Stage Engineering	~$1M - $5M between Early-Stage and Advanced Engineering	**~12 Months** to Reach Construction
70-80%	Advanced Engineering		
80-90%	Construction	~$15M - $20M for Equipment ~$1M - $3M for Startup Services	**~12-24 Months** of Construction
~100%	Operating	~$8M (Annual Recurring)	

Unit-level economics shown represent 50,000 ton/year production facility

15

16 PIPELINE DRIVES CONTINUED GROWTH INTO 2024 AND BEYOND 2024 2025 Advanced Engineering -Basic Engineering Package “BEPs” 12-15 15-20 • There are currently +80 projects in early-stage development, which feed into the 2024 and 2025 BEP projections shown below 2023 BIOREFINIG PIPELINE POSITIONS LANZATECH FOR ROBUST 2024 AND 2025 PERFORMANCE… …AT ATTRACTIVE UNIT ECONOMICS. • Plant economics shown are indicative of a single-unit, which size to be a plant producing ~50,000 tons per year of ethanol • Non-recurring revenue is comprised of engineering services, sales of equipment, and startup services • Recurring revenue is comprised of licensing royalties, microbes & media sales, sales of software and analytics services, as well as sales from CarbonSmart™ offtake volumes 20-yr. Life ($ millions) T-2 T-1 COD T+1 Long-Term of Plant Assumed Plant Size (tpa) 50,000 50,000 50,000 50,000 50,000 50,000 Non-recurring Revenue $2 $10 $6 $0 $0 $18 Recurring Revenue 0 0 4 8 8 164 Revenue $2 $10 $10 $8 $8 $182 Non-recurring Gross Profit $1 $2 $1 $0 $0 $4 Recurring Gross Profit 0 0 3 7 7 143 Gross Profit $1 $2 $4 $7 $7 $147 % margin 50% 20% 40% 88% 88% 81% Gross Margin NPV-10 / Avg. Plant $53 Average Plant Unit Economics

APPENDIX: ADDITIONAL FINANCIAL INFORMATION Nasdaq: LNZA

18 RESULT OF OPERATIONS – THREE AND SIX MONTHS ENDED JUNE 30, 2023

19 RECONCILIATION OF NET LOSS TO ADJUSTED EBITDA